EXHIBIT 10.1

Purchase Agreement between Gold Express Mines, Inc.

and Magellan Gold Corp.

THIS AGREEMENT is made on January 7, 2024, between Gold Express Mines, Inc., a Nevada corporation with its principal place of business at 250 Pehle Ave., Suite 200 Saddle Brook, NJ 07663 hereinafter the "Seller", and Magellan Gold Corp, a Nevada corporation, hereinafter the “Buyer”, with its principal place of business at 602 Cedar Street, Suite 205 Wallace, Idaho 83873

IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Purchase of Properties held by the Seller:

The Seller shall sell to the Buyer the mineral assets owned and controlled by the Seller as listed in Appendix A. The purchase price for these assets shall be shares of the common stock of the Buyer totaling 5,500,000 shares.

2. Assignment of Leasehold Held by the Seller;

The Seller shall assign to the Buyer the Cuprum Project mineral lease owned and controlled by the Seller as listed in Appendix B. The purchase price for these assets shall be shares of the common stock of the Buyer totaling 500,000 shares. The form of assignment is contained herein as Appendix C.

3. Closing and Escrow.

a)	The closing date shall be January 31, 2023, provided there are no unforeseen delays.
b)	No later than the closing date the Seller shall transfer by Quitclaim Deed the unpatented mining claims to be transferred.
c)	No later than the closing date the Seller shall gain approval for and assign the Cuprum Project mineral lease.
d)	No later than the closing date the Buyer shall transfer a total of 6,000,000 shares of its common stock to the Seller.

4. Representations of Seller.

Seller covenants and represents:

a)	That Seller is the sole Owner of the Purchased Assets with full right to sell or dispose of it as Seller may choose.
b)	That the underlying mineral lease being sub-leased to the Buyer is in good standing in all respects and that the Seller has the right and permission from the respective Lessor to sub-lease the mineral lease to the Buyer.
c)	That Seller has no undischarged obligations affecting the Purchased Assets or the underlying mineral leases being sold under this Agreement.
d)	That there are presently and will be at the time of closing, no liens or security interests against the Purchased Assets or Leases being transferred or Sub-Leased herein.
e)	Consents. The Board of Directors of the Seller have unanimously approved this agreement.
f)	Licenses. Permits and Consents. There are no licenses or permits currently required by the Seller for the satisfaction of the sale of Assets or execution of this Agreement.
g)	Litigation. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Seller, threatened against or involving Seller or brought by Seller or affecting any of the purchased property at law or in equity or admiralty or before or by any federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality, domestic or foreign.
h)	Compliance with Laws. To the best of its knowledge, Seller has complied with and is operating its business in compliance with all laws, regulations, and orders applicable to the business conducted by it, and the present uses by the Seller of the purchased property do not violate any such laws, regulations, and orders. Seller has no knowledge of any material present or future expenditures that will be required with respect to any of Seller's facilities to achieve compliance with any present statute, law, or regulation, including those relating to the environment or occupational health and safety.
i)	Disclosure. No representation or warranty by the Seller contained in this Agreement, and no statement contained in any certificate or other instrument furnished or to be furnished to Buyer pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact that is necessary in order to make the statements contained therein not misleading.
j)	Environmental. To the best of the knowledge of the Seller there presently is not, nor ever has been, any dumping or storage of toxic or hazardous wastes on the premises of the Purchased Assets. Seller is not aware nor has Seller been notified by any private parties or government agencies of any environmental or reclamation requirements or responsibilities with respect to the properties.

6. Representations of Buyer.

The Buyer covenants and represents to the Seller as follows:

a.	The shares to be issued to the Seller to be delivered by the closing date are validly issued and properly approved by the Board of Directors of the Buyer and issued pursuant to a validly existing exemption from registration.
b.	The transaction contemplated by this agreement has been approved by a majority of the Members of the Board of Directors of the Buyer.

7. Appendices.

The Appendices and other documents attached or referred to in this Agreement are an integral part of this Agreement.

8. Entire Agreement.

This Agreement constitutes the sole and only agreement between Buyer and Seller respecting the Business or the sale and purchase of it. This Agreement correctly sets forth the obligations of Buyer and Seller to each other as of its date. Any additional agreements or representations respecting the Business or its sale to Buyer not expressly set forth in this Agreement are null and void, unless otherwise required by law. Both parties agree to waive rights as to any conflicting laws which may nullify this Agreement to the full extent allowable by law.

9. Conditions Precedent of Buyer.

The obligations of the Buyer hereunder are subject to the conditions that on or prior to the closing date:

a.	Representations and Warranties True at Closing. The representations and warranties of the Seller contained in the Agreement or any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true on and as of the closing date as though such representations and warranties were made at and as of such date, except if such representations and warranties were made as of a specified date and such representations and warranties shall be true as of such date.
b.	Seller's Compliance with Agreement. The Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the closing of the Agreement.
c.	Adverse Change. There shall have been between the purchase date and the closing date no material adverse change in the purchased assets.

10. Arbitration.

In the event the parties are not able to resolve any dispute between them arising out of or concerning this Agreement, or any provisions hereof, whether in contract, tort, or otherwise at law or in equity for damages or any other relief, then such dispute shall be resolved only by final and binding arbitration pursuant to the Federal Arbitration Act and in accordance with the American Arbitration Association rules then in effect, conducted by a single neutral arbitrator and administered by the American Arbitration Association in a location mutually agreed upon by the parties. The arbitrator's award shall be final, and judgment may be entered upon it in any court having jurisdiction. If any legal or equitable action, proceeding or arbitration arises out of or concerns this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorney's fees. The parties agree to arbitrate all disputes and claims regarding this Agreement or any disputes arising because of this Agreement, whether directly or indirectly, including Tort claims that are a result of this Agreement. The parties agree that the Federal Arbitration Act governs the interpretation and enforcement of this provision. The entire dispute, including the scope and enforceability of this arbitration provision shall be determined by the Arbitrator. This arbitration provision shall survive the termination of this Agreement.

11. Costs and Expenses.

Except as expressly provided to the contrary in this Agreement, each party shall pay all its own costs and expenses incurred with respect to the negotiation, execution and delivery of this Agreement and the exhibits hereto.

2

12. Miscellaneous Provisions.

a. Applicable Law and Forum. This Agreement shall be construed under and in accordance with the laws of the State of Idaho. Both parties agree that the jurisdiction of any disputes between the parties shall be resolved in the courts of the State of Idaho, and that any arbitration between the parties shall be undertaken as indicated in paragraph 10 above.

b. Parties Bound. This Agreement shall be binding on and inure to the benefit of the parties to this Agreement and their respective heirs, executors, administrators, legal representatives, successors and assigns as permitted by this Agreement.

c. Legal Construction. This Agreement shall be construed as to effectuate the intended purpose of the Agreement. In the event any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, this Agreement shall be modified to otherwise effectuate the sale under the original intentions of the Parties. This may include striking the invalid, illegal, or unenforceable provision as if they had never been contained in this Agreement, or modifying the invalid, illegal or unenforceable provisions to make them compliant without modifying the original purpose of the Parties.

d. Amendments. This Agreement may be amended by the Parties only by a written agreement.

e. Attorneys' Fees. Should any arbitration or litigation be commenced between the parties to this Agreement concerning the rights and duties of either party in relation to the Business or this Agreement, the prevailing party in the arbitration or litigation shall be entitled to (in addition to any other relief that may be granted) a reasonable sum and attorneys' fees in the arbitration or litigation, which sum shall be determined by the court or other person presiding in the arbitration or litigation or in a separate action brought for that purpose.

f. Signatories. This Agreement shall be executed on behalf of Magellan Gold Corp., signed by Mike Lavigne and on behalf of Gold Express Mines, Inc., signed by John Ryan.

The Agreement shall be effective as of the date first written above.

Seller:

Gold Express Mines, Inc.

By: ___________________________________	Date: January 7, 2024

John Ryan, President

Buyer:

Magellan Gold Corp.

By: ___________________________________	Date: January 7, 2024

Mike Lavigne, President

3

APPENDIX A

BJM 1-79 (BLUE JACKET PROJECT)

CLAIM NAME	LOCATION DATE	COUNTY	COUNTY #	BLM #
BJM 1	8/29/22	Idaho	538282	ID105794291
BJM 2	8/29/22	Idaho	538283	ID105794292
BJM 3	8/28/22	Idaho	538284	ID105794293
BJM 4	8/28/22	Idaho	538285	ID105794294
BJM 5	8/28/22	Idaho	538286	ID105794295
BJM 6	8/28/22	Idaho	538287	ID105794296
BJM 7	8/28/22	Idaho	538288	ID105794297
BJM 8	8/28/22	Idaho	538433	ID105794298
BJM 9	8/28/22	Idaho	538289	ID105794299
BJM 10	8/29/22	Idaho	538290	ID105794300
BJM 11	8/29/22	Idaho	538291	ID105794301
BJM 12	8/28/22	Idaho	538292	ID105794302
BJM 13	8/28/22	Idaho	538293	ID105794303
BJM 14	8/27/22	Idaho	538294	ID105794304
BJM 15	8/27/22	Idaho	538295	ID105794305
BJM 16	8/27/22	Idaho	538296	ID105794306
BJM 17	8/27/22	Idaho	538297	ID105794307
BJM 18	8/27/22	Idaho	538298	ID105794308
BJM 19	8/27/22	Idaho	538299	ID105794309
BJM 20	8/27/22	Idaho	538300	ID105794310
BJM 21	8/27/22	Idaho	538301	ID105794311
BJM 22	8/27/22	Idaho	538302	ID105794312
BJM 23	8/27/22	Idaho	538303	ID105794313
BJM 24	8/27/22	Idaho	538304	ID105794314
BJM 25	8/27/22	Idaho	538305	ID105794315
BJM 26	8/29/22	Idaho	538431	ID105794316
BJM 27	8/29/22	Idaho	538432	ID105794317
BJM 28	8/28/22	Idaho	538306	ID105794318
BJM 29	8/28/22	Idaho	539307	ID105794319
BJM 30		Idaho
BJM 31		Idaho
BJM 32		Idaho
BJM 33		Idaho
BJM 34		Idaho
BJM 35		Idaho
BJM 36		Idaho
BJM 37		Idaho
BJM 38		Idaho
BJM 39		Idaho
BJM 40		Idaho
BJM 41		Idaho
BJM 42		Idaho
BJM 43		Idaho
BJM 44		Idaho
BJM 45		Idaho
BJM 46		Idaho
BJM 47		Idaho

A-1

BJM 48	Idaho
BJM 49	Idaho
BJM 50	Idaho
BJM 51	Idaho
BJM 52	Idaho
BJM 53	Idaho
BJM 54	Idaho
BJM 55	Idaho
BJM 56	Idaho
BJM 57	Idaho
BJM 58	Idaho
BJM 59	Idaho
BJM 60	Idaho
BJM 61	Idaho
BJM 62	Idaho
BJM 63	Idaho
BJM 64	Idaho
BJM 65	Idaho
BJM 66	Idaho
BJM 67	Idaho
BJM 68	Idaho
BJM 69	Idaho
BJM 70	Idaho
BJM 71	Idaho
BJM 72	Idaho
BJM 73	Idaho
BJM 74	Idaho
BJM 75	Idaho
BJM 76	Idaho
BJM 77	Idaho
BJM 78	Idaho
BJM 79	Idaho

A-2

CUPRUM 1-71 (COPPER CLIFF PROJECT)

CLAIM NAME	LOCATION DATE	COUNTY	COUNTY #	BLM #
CUPRUM 1	5/14/21	Adams	138151	ID105255174
CUPRUM 2	5/14/21	Adams	138152	ID105255175
CUPRUM 3	5/14/21	Adams	138153	ID105255176
CUPRUM 4	5/14/21	Adams	138154	ID105255177
CUPRUM 5	5/14/21	Adams	138155	ID105255178
CUPRUM 6	5/14/21	Adams	138156	ID105255179
CUPRUM 7	5/14/21	Adams	138157	ID105255180
CUPRUM 8	5/14/21	Adams	138158	ID105255181
CUPRUM 9	5/14/21	Adams	138159	ID105255182
CUPRUM 10	5/14/21	Adams	138160	ID105255183
CUPRUM 11	5/14/21	Adams	138161	ID105255184
CUPRUM 12	5/14/21	Adams	138162	ID105255185
CUPRUM 13	5/14/21	Adams	138163	ID105255186
CUPRUM 14	5/15/21	Adams	138164	ID105255187
CUPRUM 15	5/15/21	Adams	138165	ID105255188
CUPRUM 16	5/15/21	Adams	138166	ID105255189
CUPRUM 17	5/15/21	Adams	138167	ID105255190
CUPRUM 18	5/15/21	Adams	138168	ID105255191
CUPRUM 19	5/15/21	Adams	138169	ID105255192
CUPRUM 20	5/15/21	Adams	138170	ID105255193
CUPRUM 21	5/15/21	Adams	138171	ID105255194
CUPRUM 22	5/15/21	Adams	138172	ID105255195
CUPRUM 23	5/15/21	Adams	138173	ID105255196
CUPRUM 24	5/15/21	Adams	138174	ID105255197
CUPRUM 25	5/15/21	Adams	138175	ID105255198
CUPRUM 26	5/15/21	Adams	138176	ID105255199
CUPRUM 27	5/15/21	Adams	138177	ID105255200
CUPRUM 28	5/10/22	Adams	139697	ID105255201
CUPRUM 29	5/10/22	Adams	139698	ID105255202
CUPRUM 30	5/10/22	Adams	139699	ID105255203
CUPRUM 31	5/10/22	Adams	139700	ID105255204
CUPRUM 32	5/10/22	Adams	139701	ID105255205
CUPRUM 33	5/10/22	Adams	139702	ID105255206
CUPRUM 34	5/10/22	Adams	139703	ID105255207
CUPRUM 35	5/10/22	Adams	139704	ID105255208
CUPRUM 36	5/10/22	Adams	139705	ID105255209
CUPRUM 37	5/10/22	Adams	139706	ID105255210
CUPRUM 38	5/10/22	Adams	139707	ID105255211
CUPRUM 39	5/10/22	Adams	139708	ID105255212
CUPRUM 40	5/10/22	Adams	139709	ID105255213
CUPRUM 41		Adams
CUPRUM 42		Adams
CUPRUM 43		Adams
CUPRUM 44		Adams
CUPRUM 45		Adams
CUPRUM 46		Adams

A-3

CUPRUM 47	Adams
CUPRUM 48	Adams
CUPRUM 49	Adams
CUPRUM 50	Adams
CUPRUM 51	Adams
CUPRUM 52	Adams
CUPRUM 53	Adams
CUPRUM 54	Adams
CUPRUM 55	Adams
CUPRUM 56	Adams
CUPRUM 57	Adams
CUPRUM 58	Adams
CUPRUM 59	Adams
CUPRUM 60	Adams
CUPRUM 61	Adams
CUPRUM 62	Adams
CUPRUM 63	Adams
CUPRUM 64	Adams
CUPRUM 65	Adams
CUPRUM 66	Adams
CUPRUM 67	Adams
CUPRUM 68	Adams
CUPRUM 69	Adams
CUPRUM 70	Adams
CUPRUM 71	Adams

A-4

NCB 1-65 (66 CLAIMS FOR COPPER BUTTE PROJECT - NOTE THERE ARE TWO CLAIMS NAMED NCB 1)

CLAIM NAME	LOCATION DATE	COUNTY	COUNTY #	BLM #
NCB 1	4/23/23	Pinal	2023-053123	AZ106306984
NCB 1	11/29/22	Pinal	2023-009047	AZ105820355
NCB 2	12/14/22	Pinal	2023-009048	AZ105820356
NCB 3	12/14/22	Pinal	2023-009049	AZ105820357
NCB 4	4/23/23	Pinal	2023-053124	AZ106306985
NCB 4	11/22/22	Pinal	2023-009050	AZ105820358
NCB 5	12/14/22	Pinal	2023-009051	AZ105820359
NCB 6	12/13/22	Pinal	2023-009052	AZ105820360
NCB 7	4/2/23	Pinal	2023-053125	AZ106306986
NCB 7	11/22/22	Pinal	2023-009053	AZ105820361
NCB 8	12/14/22	Pinal	2023-009054	AZ105820362
NCB 9	12/13/22	Pinal	2023-009055	AZ105820363
NCB 10	4/23/23	Pinal	2023-053126	AZ106306987
NCB 10	11/29/22	Pinal	2023-009056	AZ105820364
NCB 11	12/14/22	Pinal	2023-009057	AZ105820365
NCB 12	12/13/22	Pinal	2023-009058	AZ105820366
NCB 13	12/13/22	Pinal	2023-009059	AZ105820367
NCB 14	4/23/23	Pinal	2023-053122	AZ106306988
NCB 14	11/29/22	Pinal	2023-009060	AZ105820368
NCB 15	12/14/22	Pinal	2023-009061	AZ105820369
NCB 16	12/14/22	Pinal	2023-009062	AZ105820370
NCB 17	12/10/22	Pinal	2023-009063	AZ105820371
NCB 18	12/12/22	Pinal	2023-009064	AZ105820372
NCB 19	12/15/22	Pinal	2023-009065	AZ105820373
NCB 20	12/15/22	Pinal	2023-009066	AZ105820374
NCB 21	12/10/22	Pinal	2023-009067	AZ105820375
NCB 22	12/12/22	Pinal	2023-009068	AZ105820376
NCB 23	12/15/22	Pinal	2023-009069	AZ105820377
NCB 24	12/15/22	Pinal	2023-009070	AZ105820378
NCB 25	12/10/22	Pinal	2023-009071	AZ105820379
NCB 26	11/30/22	Pinal	2023-009072	AZ105820380
NCB 27	12/12/22	Pinal	2023-009073	AZ105820381
NCB 28	12/15/22	Pinal	2023-009111	AZ105820382
NCB 29	12/15/22	Pinal	2023-009082	AZ105820383
NCB 30	12/10/22	Pinal	2023-009083	AZ105820384
NCB 31	11/30/22	Pinal	2023-009084	AZ105820385
NCB 32	12/12/22	Pinal	2023-009085	AZ105820386
NCB 33	12/15/22	Pinal	2023-009086	AZ105820387
NCB 34	12/10/22	Pinal	2023-009087	AZ105820388
NCB 35	11/30/22	Pinal	2023-009088	AZ105820389
NCB 36	12/9/22	Pinal	2023-009089	AZ105820390
NCB 37	12/8/22	Pinal	2023-009090	AZ105820391
NCB 38	12/9/22	Pinal	2023-009091	AZ105820392
NCB 39	12/8/22	Pinal	2023-009092	AZ105820393
NCB 40	12/9/22	Pinal	2023-009093	AZ105820394
NCB 41	12/8/22	Pinal	2023-009094	AZ105820395

A-5

NCB 42	12/9/22	Pinal	2023-009095	AZ105820396
NCB 43	12/8/22	Pinal	2023-009096	AZ105820397
NCB 44	12/9/22	Pinal	2023-009097	AZ105820398
NCB 45	12/8/22	Pinal	2023-009098	AZ105820399
NCB 46	12/2/22	Pinal	2023-009099	AZ105820400
NCB 47	12/9/22	Pinal	2023-009100	AZ105820401
NCB 48	12/8/22	Pinal	2023-009101	AZ105820402
NCB 49	12/6/22	Pinal	2023-009102	AZ105820403
NCB 50	12/9/22	Pinal	2023-009103	AZ105820404
NCB 51	12/8/22	Pinal	2023-009104	AZ105820405
NCB 52	12/6/22	Pinal	2023-009105	AZ105820406
NCB 53	12/13/22	Pinal	2023-009106	AZ105820407
NCB 54	12/8/22	Pinal	2023-009107	AZ105820408
NCB 55	12/13/22	Pinal	2023-009108	AZ105820409
NCB 56	12/8/22	Pinal	2023-009109	AZ105820410
NCB 65	12/13/22	Pinal	2023-009110	AZ105820411

A-6

APPENDIX B

COPPER CLIFF LEASE AGREEMEMT

PARCEL # RPMM20N3W1500

B-1

Copper Cliff Mine Lease with Purchase Option

THIS MINING LEASE, effective as of the 1st day of February, 2022 (the "Effective Date"), between Gold Express Mines, Inc., a Nevada corporation, the "Lessee", and Stanley Quimby and Travis Quimby, collectively the "Lessor".

Lessor owns certain mining properties, and has the desire to bring these mining properties into a production stage through the exploration and development process, and Lessee desire to acquire active mining projects;

The Lessor and Lessee therefore desire to enter into this Mine Lease with Purchase Option.

TERMS:

ARTICLE 1. DESCRIPTION OF THE PROPERTY. Lessor is the owner of patented mining claims situated in Adams County, Idaho, as described in Exhibit A which is made a part of this Lease.

ARTICLE 2. GRANT OF LEASE. The Lessor, in consideration of payments, royalties, and other considerations, does hereby lease unto Lessee the patented mining claims as listed in Appendix A (the "Leased Premises" or "Property").

ARTICLE 3. TERM OF LEASE. The term of this lease shall be five (5) years to commence on the day this lease is effective.

ARTICLE 4. POSSESSION AND CONTROL OF PROPERTY. Lessee shall have, and is hereby given and granted, the right to enter upon and take over, at the beginning of the lease term, control of the surface and underground of the Leased Premises including any mine dumps or waste piles. Lessee shall have the rights to investigate, measure, sample, examine, test, drill develop, work, mine, operate, use, manage, and control the same and have access to the water and water rights on the Property, and to mine, extract, and remove from the Property the ores and minerals found thereon and to treat, mill, ship, sell or otherwise dispose of the same and receive the full proceeds from sales less royalties; and to erect, construct, maintain, use and operate buildings, structures, machinery and equipment, including milling, processing and tailings facilities.

The time, nature, location and extent of such or any or all the above activities and mining or mining operations and the starting, stopping and resumption of activities are at the sole discretion of Lessee, and may include, without limitation, open pit, underground, strip, or solution mining methods, together with the right to use so much of the surface as may be necessary, useful or convenient for construction of a milling facility, surface mine waste rock dump, and a tailings impoundment facility.

1

B-2

(a) **TIMBER**. Lessor shall retain the sole and exclusive right to manage, use and harvest timber upon the Property. The Lessor shall have access to the Leased Premises for this purpose and any other reasonable purpose.

ARTICLE 5. MANNER OF WORK. Lessee agrees to cause all work, development and mining to be done in a careful and miner-like manner, and to conform in all respects to the mining laws and regulations of the United States and the State of Idaho.

ARTICLE 6. WORK REQUIREMENTS. The Lessee agrees to drill a minimum of 5,000 feet of drilling on the premises in the first year of this lease.

ARTICLE 7. PAYMENTS, PURCHASE OPTION, ROYALTIES.

(a) **Bonus Payment.** Within five days of signing a bonus payment of $10,000 shall be paid to the Lessee.

(b) **Monthly Lease Payments.** Beginning February 1, 2022 and thereafter on the first day of each month, Lessee shall pay monthly a payment of $1,000 per month. Lessee may elect to pay mineral lease payments on an annual basis in advance.

(c) **Purchase Option.** At any time during the term of this lease, and so long as Lessee is not in default of any of the lease terms contained herein, Lessee may purchase the Leased Premises for the Purchase Price of $250,000.00. The Lessee shall give Lessor sixty days notice of its intent to exercise the purchase option and a closing date shall be agreed between the parties. In calculating the amount of the purchase option, any previous Monthly Lease Payments (not including the Bonus Payment) may be deducted from the Purchase Price to arrive at the balance owed to the Lessor to consummate the purchase.

(d) **Royalty Schedule**. Lessee shall pay Lessor a 2.0% Net Smelter Royalty on all development and production of ores and minerals extracted, milled and sold from the Leased Premises. This royalty shall continue and run with the property even if the Lessee elects to purchase the property.

Net Smelter Royalty is defined as the percentage of proceeds received from any smelter, buyer or agent who purchases the minerals minus any allowable smelting and transportation charges, but not including mining, milling or overhead costs.

Quarterly payments of the Net Smelter Royalty shall commence upon the production and sale of ores from the Leased Premises.

ARTICLE 8. TAXES. Lessee shall pay before they are delinquent all general property taxes for the patented claims during the term of this lease.

ARTICLE 9. STATE AND FEDERAL LAWS AND REGULATIONS; INSURANCE. Lessee shall comply with the Workmen's Compensation laws of Idaho and with Social Security,

2

B-3

Unemployment Insurance and all other state and federal laws and regulations relating to Lessee's operations and shall save Lessor harmless from any claim for damages or liability by reason thereof. Lessee agrees to maintain Federal Mine Safety standards, including application for MSHA numbers and authorization. Lessee agrees to follow all Environmental Protection regulations and Clean Water Standards. Lessee agrees to maintain a general liability policy of at least $1 million which names Lessor as an additional insured for all work done on the leased premises.

ARTICLE 10. PROTECTION FROM LIENS AND DAMAGES. Lessee shall keep the Leased Premises and the whole and every part thereof free and clear of liens for labor done or work performed upon the Leased Premises or materials furnished to it for the development or operation thereof under this lease.

ARTICLE 11. DEFAULT. The failure of Lessee to make or cause to be made any of the material payments herein provided for or to keep or perform any material agreement on its part to be kept or performed according to the terms and provisions of this lease, shall, at the election of the Lessor, constitute a forfeiture of the lease unless the default is cured within 45 days of the Lessor notifying the Lessee of the default.

ARTICLE 12. SURRENDER OF PROPERTY. Upon a termination of this lease, Lessee shall surrender to Lessor possession of the Leased Premises and remove all equipment within 45 days of the termination.

ARTICLE 13. RECORDATION OF SHORT FORM NOTICE. Within 60 days of the inception of this lease, Lessor agrees to sign in front of a notary public a short-form notice of this lease, and this notice shall be recorded in the property records of Adams County, Idaho.

ARTICLE 14. NOTICES. All notices given hereunder shall be addressed to the respective addresses given below:

If to Lessor,

Stanley Quimby
46986 Oliver Road
Halfway, Oregon 97834

and if to Lessee,

Gold Express Mines, Inc.
703 Highview Drive
Wyckoff, New Jersey 07481

3

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the addresses for receiving notices may be changed by either party upon two (2) days previous notice to the other party.

ARTICLE 15. OTHER TERMS. This agreement is the complete agreement between the parties and no amendment of this agreement shall be deemed effective unless agreed to by all the parties in writing. A waiver of one or more terms of this agreement shall not constitute a waiver of any of the other terms of this agreement.

IN WITNESS WHEREOF, the parties hereby execute this agreement

LESSOR

Stanley Quimby

By: Stanley Quimby

Date: 2/9-2022

Travis Quimby

By: Stan Quimby

Date: 2/9-20-20

Official Stamp
Michelle Lauree Butner
Notary Public - Oregon
Commission No. 1004255
My Commission Expires September 23, 2024

Stanley Quimby appeared before me Michelle L. Butner on February 9th 2022 for Baker County. commission exp: 9/23/24

LESSEE

Gold Express Mines, Inc.

By: John P. Ryan

Name/Title: John Ryan, President

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Appendix A

The following described real estate, situated in the County of Adams, State of Idaho

Copper Cliff Mine Patented Mining Claims

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APPENDIX C

FORM OF ASSIGNMENT

AGREEMENT

This ASSIGNMENT AGREEMENT made this ___________, by and between Magellan Gold Corp. , hereinafter referred to as 'Assignee', and Gold Express Mines, Inc. , hereinafter referred to as 'Assignor', in consideration of the mutual covenants herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged;

WHEREAS, Assignor entered into a Lease, included as an attachment to this Agreement, namely a Lease Agreement hereinafter referred to as the "Lease" and entered into with Stanley Quimby and Travis Quimby, hereinafter collectively the 'Obligor';

WHEREAS, Assignor wishes to assign all of its rights and obligations under the Lease to Assignee; and

NOW THEREFORE, Assignor and Assignee agree as follows:

1.  Assignor and Assignee hereby agree that the Assignor shall assign all its right, title, and interest, and delegate all its obligations, responsibilities, and duties, in and to the Lease, to Assignee.

2.  Assignee hereby accepts the assignment of all of Assignors obligations, responsibilities, and duties under the Lease and all of Assignors right, title and interest in and to the Lease.

3.  Assignor has obtained the permission of the Obligor to assign the Lease to the Assignee.

4.  Notwithstanding the foregoing, Assignor agrees to defend and indemnify the Obligor from any and all claims, actions, judgments, liabilities, proceedings and costs, including reasonable attorney’s fees and other costs of defense and damages, resulting from Assignors performance prior to the assignment of the contract and resulting from Assignees performance after the assignment of the Lease, provided however, that after the assignment of the Lease the State shall first look to Assignee to satisfy all claims, actions, judgments, liabilities, proceedings and costs, including reasonable attorney’s fees and other costs of defense and damages resulting from Assignees performance.

5.  Assignee agrees to indemnify the Obligor from any and all claims, actions, judgments, liabilities, proceedings and costs, including reasonable attorney’s fees and other costs of defense and damages, resulting from Assignees performance after the assignment of the Lease.

6.  This Agreement is governed by the laws of the State of Idaho, without regard to Idaho's conflict or choice of law provisions, and both parties expressly consent to jurisdiction in such courts.

IN WITNESS WHEREOF, the parties set their hands and seals as of the date first above written.

ASSIGNEE

____________________________

Mike Lavigne, President and CEO

Magellan Gold Corp.

Date:

ASSIGNOR

____________________________

John Ryan, President and CEO Gold Express Mines, Inc.

Date:

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